Exhibit 10.1

                              AMENDMENT No. 1
                                     to
                            EMPLOYMENT AGREEMENT

This is AMENDMENT NO. 1 to the EMPLOYMENT AGREEMENT dated as of March 9, 2001 by and among PMD Group Holdings Inc., n/k/a Noveon International, Inc., PMD Group Inc., n/k/a Noveon, Inc. (the "Company"), and Steven J. Demetriou (the "Executive") (the "Employment Agreement").

     The parties entered into the Employment Agreement in 2001 and now desire to amend certain of its provisions as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1. Capitalized terms used herein shall have the meanings given in the Employment Agreement, unless otherwise defined in this Amendment.

     2. Section 1 of the Employment Agreement shall be revised so that the Term shall be extended for an additional one (1) year period expiring on March 15, 2005.

     3. Executive's Annual Salary as defined in Section 3.1 of the Employment Agreement shall be increased to $650,000 effective from and after March 15, 2004.

     4. Implementing the prior decision of the Compensation Committees of the Company and Noveon International, Inc. as of February 24, 2003, Executive's Target, referenced in Section 3.2(a) of the Employment Agreement concerning the Annual Bonus, shall be increased to one hundred percent (100%).

     5. Section 7.1 of the Employment Agreement concerning notices to be sent to the Executive shall be revised as follows:

     (ii) if to Executive, to:

     Steven J. Demetriou
     8950 Antelope Run
     Russell, Ohio  44072

     4. Except as modified herein, the terms and conditions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Employment Agreement as of the 24th day of February, 2004.

                                     NOVEON, INC.


                                     By: /s/ Christopher R. Clegg
                                         ------------------------
                                     Name:  Christopher R. Clegg
                                     Title:  Senior Vice President, General
                                               Counsel and Secretary

                                     NOVEON INTERNATIONAL, INC.


                                     By: /s/ Christopher R. Clegg
                                         ------------------------
                                     Name:  Christopher R. Clegg
                                     Title:  Senior Vice President, General
                                               Counsel and Secretary

                                     /s/ Steven J. Demetriou
                                     -----------------------
                                     Steven J. Demetriou